Exhibit 99.1

NEWS RELEASE

US Gold Intersects Impressive High-Grade

El Gallo: 2.0 opt Gold, 5.3 opt Silver over 5 ft;

9.4 opt Silver over 50 ft, Inc. 28.0 opt Silver over 5 ft

Palmarito: 10.6 opt Silver over 75 ft, Inc. 33.0 opt Silver over 5 ft

Toronto, Ontario (December 17, 2008) - US GOLD CORPORATION (NYSE.A: UXG - TSX: UXG - Frankfurt: US8) announces a successful conclusion to its first year in Mexico and a bright outlook for 2009! Drilling from two projects within the Magistral District, located in Sinaloa State continues to intersect exciting high-grade results (Figure 1).

DRILL RESULT HIGHLIGHTS

•                  El Gallo – Results show excellent potential: 2.0 ounces per ton (opt) gold, 5.3 opt silver over 5 feet (ft) [70.1 grams per tonne (gpt) gold, 180.0 gpt silver over 1.5 meters (m)], within 15.0 ft  of 0.76 opt gold, 3.3 opt silver  [25.9 gpt gold, 112.1 gpt silver over 4.6 m].

•                  El Gallo – Strike length of initial discovery area extended to 425.0 ft (130.0 m): 10.4 opt silver over 45.0 ft [355.8 gpt silver over 13.7 m], including 27.3 opt silver over 5.0 ft [937.0 gpt silver over 1.5 m].

•                  Palmarito – Southwest Zone expands as grades get richer: 10.6 opt silver over 75.0 ft [363.3 gpt silver over 22.9 m], including 33.0 opt silver over 5 ft [1130.0 gpt silver over 1.5 m].

EL GALLO

High-Grade, Close to Surface and Near Mining Infrastructure

El Gallo is a recent discovery located 3mi (4.8km) north of the Magistral Mine (Figure 1).  US Gold believes the project has excellent potential based on the early results and strong alteration that has been found over a broad area. Results issued on November 26th, 2008 returned significant mineralization: 43.6 opt silver and 0.45 opt gold over 55.0 ft [1494.7 gpt silver, 15.3 gpt gold over 16.8 m], including 104.1 opt silver and 1.0 opt over 20.0 ft. [3570.0 gpt silver, 34.6 gpt gold over 6.1 m].

Subsequent exploration was designed to 1) define and delineate the high-grade mineralization 2) connect the two initial discovery areas and 3) expand the known mineralization.

Delineation Drilling Confirms High-Grade Potential

Exploration was designed to establish the orientation of the high grade silver-gold mineralization located in the east portion of the project, in order to guide future drilling (Figure 2). Early interpretations suggest that the favorable mineral horizon is trending to the north. Recent assays have returned additional high-grade showing consistent thickness. Highlights are below:

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

GABHA08-048	3.5	0.06	6.9	5.0	0.0	5.0
And	5.9	0.10	11.1	40.0	100.0	140.0
Including	9.3	0.21	20.9	5.0	105.0	110.0

GABHA08-049	9.4	0.01	9.7	50.0	40.0	90.0
Including	28.0	0.01	28.4	5.0	55.0	60.0

GABHA08-051	3.3	0.76	44.1	15.0	45.0	60.0
Including	5.3	2.0	115.7	5.0	45.0	50.0
And	4.0	0.01	4.6	10.0	90.0	100.0

GABHA08-053	7.0	0.15	15.1	20.0	115.0	135.0
Including	13.5	0.39	34.6	5.0	125.0	130.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

GABHA08-048	119.0	2.16	235.6	1.5	0.0	1.5
And	201.6	3.35	382.2	12.2	30.5	42.7
Including	319.0	7.34	715.4	1.5	32.0	33.5

GABHA08-049	321.8	0.17	331.1	15.2	12.2	27.4
Including	961.0	0.26	975.1	1.5	16.8	18.3

GABHA08-051	112.1	25.9	1510.6	4.6	13.7	18.3
Including	180.0	70.1	3965.4	1.5	13.7	15.2
And	136.0	0.39	157.0	3.0	27.4	30.5

GABHA08-053	238.5	5.16	517.1	6.1	35.1	41.1
Including	463.0	13.4	1186.6	1.5	38.1	39.6

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

  Metallurgical Recoveries and Net Smelter Returns are based on 100%

  Numbers may not balance due to rounding

Size Potential Opens Up – Discovery Areas Connect

Drilling between the two areas where silver mineralization was first discovered at El Gallo has returned the highest grades to date from this section of the project. These two areas were separated by 250.0 ft (75.0 m). Results are stated below:

Hole #	Silver	Length	From	To
(Imperial)	(opt)	(ft)	(ft)	(ft)

GABHA08-044**	10.4	45.0	15.0	60.0
Including	27.3	5.0	40.0	45.0

GABHA08-046**	6.7	15.0	5.0	20.0
Including	11.6	5.0	10.0	15.0
And	4.0	5.0	55.0	60.0
And	3.7	5.0	95.0	100.0

Hole #	Silver	Length	From	To
(Metric)	(gpt)	(m)	(m)	(m)

GABHA08-044**	355.8	13.7	4.6	18.3
Including	937.0	1.5	12.2	13.7

GABHA08-046**	230.3	4.6	1.5	6.1
Including	399.0	1.5	3.0	4.6
And	136.0	1.5	16.8	18.3
And	128.0	1.5	29.0	30.5

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

**Angle Hole

Metallurgical Recoveries and Net Smelter Returns are based on 100%

Numbers may not balance due to rounding

This zone, combined with new results to the north, which returned 9.4 opt silver over 15.0 ft [322.0 gpt silver over 4.6 m], including 18.9 opt silver over 5 ft [648.0 gpt silver over 1.5 m] and 7.8 opt silver over 20.0 ft [267.5 gpt silver over 6.1 m], has now been identified over a total strike length of 425.0 ft (130.0 m) (Figure 2). Mineralization remains open to the north, east and west.

PALMARITO – Grades Keep Getting Better!

33.0 opt Silver (1130.0 gpt silver) over 5.0 ft (1.5 m)

The new Southwest Zone continues to expand and return high-grade mineralization (Figure 3).  The width of the mineralized zone has been extended by an additional 135.0 ft (41.0 m) and now totals 360.0 ft (110.0 m) wide, with recent results returning increasingly higher-grades, such as hole PMBHA08-076, which returned 10.6 opt silver over 75.0 ft (363.3 gpt silver over 22.9 m), including 33.0 opt silver over 5 ft. (1130 gpt silver over 1.5 m). This is the highest grade intercept drilled at Palmarito since US Gold began exploring the project. Highlights are listed below:

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Imperial)	(opt)	(opt)	(opt)	(ft)	(ft)	(ft)

PMBHA08-065	8.4	—	8.4	10.0	35.0	45.0
Including	11.5	—	11.5	5.0	35.0	40.0

PMBHA08-074**	6.2	<0.01	6.4	95.0	55.0	150.0
Including	10.7	<0.01	10.9	10.0	140.0	150.0

PMBHA08-076**	10.6	0.01	10.9	75.0	70.0	145.0
Including	33.0	—	33.0	5.0	115.0	120.0

PMBHA08-077**	6.2	—	6.2	35.0	80.0	115.0
Including	12.2	—	12.2	5.0	90.0	95.0

PMBHA08-078**	5.3	—	5.3	5.0	25.0	30.0
And	5.5	<0.01	5.7	65.0	60.0	125.0
Including	8.9	<0.01	9.1	5.0	80.0	85.0

PMBHA08-079**	3.5	—	3.5	10.0	20.0	30.0
And	6.8	<0.01	7.0	45.0	45.0	90.0
Including	10.6	0.01	11.2	5.0	45.0	50.0

PMBHA08-080**	5.9	—	5.9	55.0	25.0	80.0
Including	13.4	—	13.4	10.0	35.0	45.0

Hole #	Silver	Gold	Silver Eq.*	Length	From	To
(Metric)	(gpt)	(gpt)	(gpt)	(m)	(m)	(m)

PMBHA08-065	288.0	—	288.0	3.0	10.7	13.7
Including	394.0	—	394.0	1.5	10.7	12.1

PMBHA08-074**	213.4	0.12	219.8	29.0	16.8	45.7
Including	366.5	0.14	374.3	3.0	42.7	45.7

PMBHA08-076**	363.3	0.21	374.5	22.9	21.3	44.2
Including	1130.0	—	1130.0	1.5	35.1	36.6

PMBHA08-077**	213.1	—	213.1	10.7	24.4	35.1
Including	418.0	0.18	427.6	1.5	27.4	29.0

PMBHA08-078**	180.0	—	180.0	1.5	7.6	9.1
And	188.4	0.16	196.8	19.8	18.3	38.1
Including	306.0	0.13	313.0	1.5	24.4	25.9

PMBHA08-079**	118.5	—	118.5	3.0	6.1	9.1
And	231.8	0.12	238.3	13.7	13.7	27.4
Including	365.0	0.33	382.8	1.5	13.7	15.2

PMBHA08-080**	200.9	—	200.9	16.8	7.6	24.4
Including	458.5	—	458.5	3.0	10.7	13.7

*Gold:Silver Ratio 3 year average (1:54); Cut-off grade 2.9 opt silver (100 gpt silver)

**Angle Hole

   Metallurgical Recoveries and Net Smelter Returns are based on 100%

   Numbers may not balance due to rounding

For a complete list of results please visit www.usgold.com.

ABOUT US GOLD

US Gold Corporation is a United States based gold exploration company exploring in northeastern Nevada and north-central Mexico. US Gold’s shares trade on the NYSE Alternext and Toronto Stock Exchanges under the symbol UXG and on the Frankfurt Exchange under the symbol US8.

QUALIFIED PERSON

This news release has been viewed and approved by Steve Brown, Chief Geologist, who is a Qualified Person as defined by National Instrument 43-101 and is responsible for program design and quality control of exploration undertaken by the Company at its Mexican exploration properties. All samples were analyzed by ALS Chemex utilizing a 4 acid digestion with ICP finish for silver and fire assay for gold.

All holes were drilled with conventional rotary drilling. Samples were taken every 5.0 ft (1.5 m). The true width of the mineral zone has not yet been determined.

Certain statements contained herein and subsequent oral statements made by and on behalf of the Company may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified by words such as “intends,” “anticipates,” “believes,” “expects” and “hopes” and include, without limitation, statements regarding the Company’s results of exploration, plan of business operations, potential contractual arrangements, receipt of working capital, anticipated revenues and related expenditures. Factors that could cause actual results to differ materially include, among others, those set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”. Most of these factors are outside the control of the Company. Investors are cautioned not to put undue reliance on forward-looking statements. Except as otherwise required by applicable securities statutes or regulations, the Company disclaims any intent or obligation to update publicly these forward looking statements, whether as a result of new information, future events or otherwise.

For further information contact:

Ian Ball VP, Mexico Tel: (647) 258-0395 Toll Free: (866) 441-0690 Fax: (647) 258-0408	Mailing Address 99 George Street, 3rd Floor Toronto, ON M5A 2N4 E-mail: info@usgold.com

Figure 1

December 17, 2008

Magistral District: Project Locations

El Gallo
Magistral Mine
Cerro Agudo
El Valle
San Benito
Palmarito
Mocorito
Guamuchil
Legend
US Gold Project
Town
Road
Water Reservoir
N
0
5
KM
0
5
Miles

US★GOLD

El Gallo Aerial (Plan) View

Figure 2
December 17, 2008

#47
#33
#35
#34
#32
#31
#30
#42
#41
#40
#49
#39
#50
#48
#51
#52
#37
#53
#36
#54
#44
#45
#46
#43
Target Area
Legend
Dec 17, 2008 Drilling
Nov 18, 2008 Drilling
Drill Hole
#46 Drill Hole Number
0
75
150
Feet
N
0
25
50
Meters

US★GOLD

Palmarito Aerial (Plan) View - Southwest Zone

Figure 3
December 17, 2008

74
75
76
77
78
79
80
70
69
68
67
66
65
57
64
63
71
Palmarito
Project Area
NI 43-101
Resource
Area
Shown
0 800
Feet
0 200
Meters
N
Legend
Dec 17, 2008 Drilling
Prior 2008 Drilling
Drill Hole
#80 Drill Hole Number
Open Mineralization
0 75 150
Feet
0 25 50
Meters
N